UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

ORBITZ WORLDWIDE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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This filing consists of the text of an email distributed to Orbitz Worldwide Inc.’s employees on February 12, 2015.

I’m writing to share some important news. A few moments ago, we announced that our Board of Directors has approved an agreement for Expedia, Inc. to acquire Orbitz Worldwide, subject to customary shareholder and regulatory approvals. I’m attaching the press release, which provides more details about the transaction.

Please join me for a town hall meeting/webcast later this morning at 9:30 am CST. For those of you here in the office in Chicago, we will gather in the 8th floor forum area; all other employees can join the meeting remotely via webcast at https://engage.vevent.com/rt/oww~q42014. A recording of the meeting will be available for playback on OWEN if you’re not able to join us at the scheduled time.

I’m sure many of you are wondering why we’re choosing this path when our business is performing so well. The reason our board approved this transaction is because Expedia has made an extremely attractive offer for our company, one which values Orbitz Worldwide at an enterprise value of $1.6 billion or $12 per share. This transaction is a clear indication of the value Expedia sees in the B2C and B2B brands that make up Orbitz Worldwide, and their potential within a broader Expedia portfolio.

Expedia and its leadership team have a deeply respected track record of making smart acquisitions – think Hotels.com, Hotwire, Egencia, TripAdvisor and Trivago. Expedia’s acquisition of Orbitz Worldwide is a testament to the immense contributions that you have all made to bring our company to this point.

Expedia also has a track record of supporting their brands’ growth in what we all know is a highly competitive global marketplace. While there are clearly going to be a lot of questions at this early stage in this process, and candidly we won’t have answers for all of your questions just yet, the long term opportunity associated with these two companies coming together is very exciting. Expedia is attracted to Orbitz Worldwide because of our strong brands and the impressive team that has built them. Expedia is a large and rapidly growing organization with employees distributed around the world. While it’s still early days, I am confident that there will be exciting opportunities for many of you to contribute to the continued growth of our combined businesses.

Today’s news is, of course, just the first step in the process. For now, and until we are part of the broader Expedia family, Orbitz Worldwide and Expedia will continue to operate as independent companies.

Over the coming weeks, we will be working to answer your questions and address concerns you may have. In parallel, we will be meeting with the Expedia leadership group to begin planning next steps.

As always, thank you for your continued support and commitment. I hope as many of you as possible will be able to join the town hall meeting/webcast at 9:30am CST this morning.

Barney

Forward-Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally can be identified by phrases such as Expedia, Orbitz or management of either company “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. Similarly, statements herein that describe the proposed transaction, including its financial and operational impact, and other statements of management’s beliefs, intentions or goals also are forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of Expedia or Orbitz stock. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to the ability of the parties to consummate the proposed transaction and the satisfaction of the conditions precedent to consummation of the proposed transaction, including the receipt of stockholder approval, the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; the ability of Expedia to successfully integrate Orbitz’s operations; the ability of Expedia to implement its plans, forecasts and other expectations with respect to Orbitz’s business after the completion of the transaction and realize expected synergies; business disruption following the merger; and the other risks and important factors contained and identified in Expedia’s and Orbtiz’s filings with the Securities and Exchange Commission (the “SEC”), such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, any of which could cause actual results to differ materially from the forward-looking statements. The forward-looking statements included in this document are made only as of the date hereof. Neither Expedia nor Orbitz undertakes any obligation to update the forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Participants in the Solicitation

Expedia and its directors and executive officers, and Orbitz and its directors and executive officers, may be deemed, under SEC rules, to be participants in the solicitation of proxies from Orbitz stockholders in connection with the proposed transaction. Information about Expedia’s directors and executive officers is set forth in its proxy statement for its 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2014. Information about Orbitz’s directors and executive officers is set forth in its proxy statement for its 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 25, 2014. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction will be included in the proxy statement that Orbitz intends to file with the SEC.

Additional Information and Where to Find It

Orbitz intends to file with the SEC a proxy statement as well as other relevant documents in connection with the proposed transaction with Expedia. The definitive proxy statement will be sent or given to the stockholders of Orbitz and will contain important information about the proposed transaction and related matters. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Expedia or Orbitz with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Orbitz by contacting Investor Relations by mail at ATTN: Corporate Secretary, Orbitz Worldwide, Inc., 500 W. Madison Street, Suite 1000, Chicago, Illinois 60661.